Exhibit 10.2

AMENDMENT NO. 8

AMENDMENT NO. 8 dated as of August 3, 2006 to the Credit Agreement referred to below, between MDC Partners Inc., a Canadian corporation (“MDC Partners”), Maxxcom Inc., an Ontario corporation (“Maxxcom Canada”), Maxxcom Inc., a Delaware corporation (“Maxxcom U.S.” and together with MDC Partners and Maxxcom Canada, the “Borrowers”), each of the Lenders identified under the caption “LENDERS” on the signature pages hereto and JPMorgan Chase Bank, N.A., as U.S. administrative agent for the Lenders (in such capacity, the “U.S. Administrative Agent”).

The Borrowers, the Lenders party thereto (individually, a “Lender” and, collectively, the “Lenders”), the U.S. Administrative Agent, JPMCB, as Collateral Agent (in such capacity, the “Collateral Agent”), and JPMCB, Toronto Branch, as Canadian Administrative Agent (in such capacity, the “Canadian Administrative Agent” and together with the U.S. Administrative Agent, the “Administrative Agents”) are parties to a Credit Agreement dated as of September 22, 2004 (as amended, the “Credit Agreement”). The Borrowers and the Required Lenders wish to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

Section 1. Definitions. Capitalized terms used in this Amendment No. 8 and not otherwise defined are used herein as defined in the Credit Agreement (as amended hereby).

Section 2. Amendments. Effective as provided in Section 5 hereof, the Credit Agreement shall be amended as follows:

2.01. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby.

2.02. Section 1.01 of the Credit Agreement is hereby amended by amending the following definition to read in its entirety as follows:

“Capital Expenditures” means, for any period, expenditures (including the aggregate amount of Capital Lease Obligations incurred during such period but excluding the interest component thereof) made by the Restricted Parties during such period to acquire or construct fixed assets, plant and equipment (including renewals, improvements and replacements, but excluding normal replacements and maintenance which are properly charged to current operations) that is required to be capitalized for financial reporting purposes in accordance with U.S. GAAP, provided that Capital Expenditures shall not include (a) for any period, Capital Expenditures (in an aggregate amount not to exceed U.S. $2,000,000 for any fiscal year) required to be reported on the statement of cash flows of MDC Partners in accordance with U.S. GAAP to the extent such Capital Expenditures have been funded during such period by a landlord of MDC Partners or any of its Subsidiaries (including the Minority-Owned Obligors) with respect to any improvements to property leased from such landlord by MDC Partners or any of its Subsidiaries (including the Minority-Owned Obligors) and (b) solely for the purposes of calculating the Fixed Charges Ratio as of any Test Period ending on or, as applicable, after September 30, 2006, Capital Expenditures made by Accent Marketing Services, L.L.C. and its Subsidiaries.”

2.03 Section 7.06(p) of the Credit Agreement is hereby amended in its entirety to read as follows:

“(p) Investments (in addition to Investments permitted under any of the foregoing clauses of this Section 7.06) in an aggregate amount not exceeding (i) at any time prior to the date of the Disposition in whole or in part of the Secure Products Business, U.S. $4,100,000 and (ii) at any time thereafter, U.S. $5,100,000.”

2.04 Section 8.06 of the Credit Agreement is hereby amended in its entirety to read as follows:
“SECTION 8.06. Capital Expenditures. (a) MDC Partners will not permit the aggregate amount of Capital Expenditures by the Restricted Parties in respect of the Marketing Communications Business and the Secure Products Business to exceed the following respective amounts with respect to such business for any fiscal year ending on the dates set forth below:

Fiscal Year Ending		Amount (U.S. $)

	Marketing Communications	Secure Products

December 31, 2004	10,000,000	8,000,000
December 31, 2005	10,000,000	3,500,000
December 31, 2006	25,000,000	3,500,000
December 31, 2007	10,000,000	3,500,000

If the aggregate amount of Capital Expenditures with respect to any such business for any period set forth in the schedule above shall be less than the amount with respect to such business set forth opposite such period in the schedule above, then 100% of such shortfall shall be added to the amount of Capital Expenditures with respect to such business permitted for the immediately succeeding (but not any other) period and, for purposes hereof, the amount of Capital Expenditures made during any period shall be deemed to have been made first from the permitted amount for such period set forth in the schedule above and last from the amount of any carryover from any previous period. Notwithstanding the preceding sentence, if the aggregate amount of Capital Expenditures with respect to the Marketing Communications Business for the fiscal year ending on December 31, 2006 shall exceed $10,000,000, then no such shortfall shall be added to the amount of Capital Expenditures permitted for the immediately succeeding period.

If during any fiscal year specified in the table above (commencing with the fiscal year ending December 31, 2005) any Restricted Party shall consummate an acquisition of more than 50% of the Capital Stock of a Person principally and directly engaged in the Marketing Communications Business, the permitted amount of Capital Expenditures for “Marketing Communications” specified in such table for the current fiscal year and each successive fiscal year shall be increased by an amount equal to 10% of the “EBITDA” of such Person (calculated on the same basis as set forth in the definition of “EBITDA”) for the most recently completed fiscal year of such Person (which amount shall be determined in good faith by MDC Partners and certified to the Administrative Agent, based upon the audited financial statements (or, to the extent audited financial statements are not available, unaudited financial statements) of such Person for such fiscal year as furnished with such certification to the Administrative Agent).”

Section 3. Representations and Warranties. Each Borrower represents and warrants (as to itself and each of its Subsidiaries) to the Agents and Lenders that (a) the representations and warranties set forth in Article V of the Credit Agreement, as amended hereby, and in each of the other Loan Documents are complete and correct on the date hereof as if made on and as of such date and as if each reference in said Article V to “this Agreement” included reference to this Amendment No. 8 and (b) no Default shall have occurred and be continuing under the Credit Agreement, as amended hereby.

Section 4. Confirmation of Security Documents. Each of the Borrowers hereby confirms and ratifies all of its obligations under the Loan Documents to which it is a party, including its obligations as a guarantor under Article III of the Credit Agreement as amended hereby. By its execution on the respective signature lines provided below, each of the Guarantors hereby confirms and ratifies all of its obligations and the Liens granted by it under the Security Documents to which it is a party, represents and warrants that the representations and warranties set forth in such Security Documents are complete and correct on the date hereof as if made on and as of such date and confirms that all references in such Security Documents to the “Credit Agreement” (or words of similar import) refer to the Credit Agreement as amended hereby without impairing any such obligations or Liens in any respect.

Section 5. Conditions Precedent to Effectiveness. The amendments set forth in Section 2 hereof shall become effective, as of the date hereof, upon receipt by the U.S. Administrative Agent of one or more counterparts of this Amendment No. 8 executed by the Obligors and the Required Lenders.

Section 6. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 8 may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement and any of the parties hereto may execute this Amendment No. 8 by signing any such counterpart. This Amendment No. 7 shall be governed by, and construed in accordance with, the law of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 8 to be duly executed and delivered as of the day and year first above written.

MDC PARTNERS INC.

By:________________________________
Name:
Title: Authorized Signatory

By:________________________________
Name:
Title: Authorized Signatory

MAXXCOM INC., an Ontario corporation

By:________________________________
Name:
Title: Authorized Signatory

By:________________________________
Name:
Title: Authorized Signatory

MAXXCOM INC., a Delaware corporation

By:________________________________
Name:
Title: Authorized Signatory

By:________________________________
Name:
Title: Authorized Signatory

Agreed as set forth in Section 4 above:

GUARANTORS

Signed sealed and delivered by the attorney of Placard Pty Ltd ACN 074 646 343 under power of attorney and who has received no notice of the revocation of the power, in the presence of:
____________________________	______________________________
Signature of witness	Signature of attorney

Name of witness: Ray Forzley	Name of attorney: Walter Campbell

1208075 ONTARIO LIMITED
1220777 ONTARIO LIMITED
1385544 ONTARIO LIMITED
2026646 ONTARIO LIMITED
656712 ONTARIO LIMITED
AMBROSE CARR LINTON CARROLL INC.
ASHTON POTTER CANADA INC.
ASHTON-POTTER CANADA LTD.
BRUCE MAU DESIGN INC.
BRUCE MAU HOLDINGS LTD.
CAMPBELL + PARTNERS COMMUNICATIONS LTD.
COMPUTER COMPOSITION OF CANADA INC.
HENDERSON BAS
MAXXCOM (NOVA SCOTIA) CORP.
MAXXCOM INTERACTIVE INC.
METACA CORPORATION
STUDIOTYPE INC.
TREE CITY INC.

By: ________________________________
Name:
Title: Authorized Signatory

By: ________________________________
Name:
Title: Authorized Signatory

ACCENT ACQUISITION CO.
ACCENT INTERNATIONAL, INC.
ACCENT MARKETING SERVICES, L.L.C.
ASHTON-POTTER (USA) LTD.
BRATSKEIR & COMPANY, INC.
CHINNICI DIRECT, INC.
CMS U.S. HOLDCO, INC.
COLLE & MCVOY, INC.
CPB ACQUISITION INC.
CRISPIN PORTER & BOGUSKY LLC
DOTGLU LLC
FLETCHER MARTIN LLC
FMA ACQUISITION CO.
HELLO ACQUISITION INC.
KBP HOLDINGS LLC
KIRSHENBAUM BOND & PARTNERS LLC
KIRSHENBAUM BOND & PARTNERS WEST LLC
LAFAYETTE PRODUCTIONS LLC
MACKENZIE MARKETING, INC.
MARGEOTES/FERTITTA + PARTNERS LLC
MAXXCOM (USA) FINANCE COMPANY
MAXXCOM (USA) HOLDINGS INC.
MDC USA HOLDINGS INC.
MDC/KBP ACQUISITION INC.
MF+P ACQUISITION CO.
MONO ADVERTISING, LLC
PRO-IMAGE CORPORATION
SABLE ADVERTISING SYSTEMS, INC.
SMI ACQUISITION CO.
SOURCE MARKETING LLC
TARGETCOM LLC
VITROROBERTSON LLC
ZG ACQUISITION INC.
ZYMAN GROUP, LLC

By: ________________________________
Name:
Title: Authorized Signatory

By: ________________________________
Name:
Title: Authorized Signatory

LENDERS

JPMORGAN CHASE BANK, N.A.

By:________________________________
Name:
Title:

JPMORGAN CHASE BANK, N.A., TORONTO
BRANCH

By:________________________________
Name:
Title:

BANK OF MONTREAL (CHICAGO BRANCH)

By:________________________________
Name:
Title:

BANK OF MONTREAL

By:________________________________
Name:
Title:

THE BANK OF NOVA SCOTIA, by its Atlanta Agency

By:________________________________
Name:
Title:

THE BANK OF NOVA SCOTIA

By:________________________________
Name:
Title:

By:________________________________
Name:
Title:

TORONTO DOMINION (TEXAS) INC.

By:________________________________
Name:
Title:

THE TORONTO-DOMINION BANK

By:________________________________
Name:
Title:

CIBC INC.

By:________________________________
Name:
Title:

CANADIAN IMPERIAL BANK OF COMMERCE

By:________________________________
Name:
Title:

By:________________________________
Name:
Title: